Exhibit 99.2

PRIVATE & CONFIDENTIAL

Innophos FAQs for Employees

Can you explain the announcement that was made today?

We announced that Innophos has entered into a definitive agreement with an affiliate of One Rock Capital Partners, a leading middle market private equity firm. Under the terms of the agreement One Rock will acquire all of Innophos’ outstanding shares and become the new owner of the Company. Once the transaction closes, which is expected in Q1 2020, Innophos will be a privately held company.

Why did the Board decide to make this deal?

The decision to proceed with this transaction was made by the Board of Directors after several months of careful consideration of the strategic options for the Company and the interests of the Company’s stockholders. Against the backdrop of a volatile macroeconomic environment as well as the Company’s long-term goals, it was determined that this was the most attractive path forward.

Who is One Rock?

One Rock is a private equity firm located in New York and Los Angeles. One Rock manages approximately $1.4 billion in capital, with a focus on high-potential middle-market businesses.

What made Innophos attractive to One Rock?

One Rock recognizes that Innophos’ innovative ingredient solutions are used by world-leading brands across a wide range of attractive food, health, nutrition and industrial markets and that the company has a strong foundation and a transformative growth strategy.

Now that Innophos has signed an agreement to be acquired by One Rock, what happens next?

Innophos stockholders will have the opportunity to vote on the transaction at a stockholder meeting that is expected to be held in Q1 2020. If the deal is approved by holders of a majority of Innophos’ common stock and other closing conditions are satisfied, the transaction will close. Upon closing, Innophos will be a private company wholly owned by One Rock and IPHS shares will no longer trade on any market.

When can we expect the deal to close?

It is too early to provide a certain date, but we estimate that the deal could close in Q1 2020.

How will this impact my day-to-day responsibilities today?

The Innophos team should remain focused on advancing our mission to be a global provider of essential ingredients. Our priorities remain making sure that our customers and suppliers continue to be well served and that we run our business efficiently and effectively.

What does this mean for our customers?

We remain committed to partnering with our customers to create science-based solutions that improve quality of life.    Our priorities remain to provide the best products and service for our customers.

Who can I contact if I have questions?

For most questions, the best person to answer your question is your manager, so always first approach him/her with your question. If you have further questions or need assistance, you can also contact your local HR representative.

How do I deal with questions from my channel partners, customers or other contacts?

Please check with your manager for any updates and please refer any questions to your manager or other appropriate supervisor in your business unit.

Can I talk about this news with my family and friends?

Yes, the announcement of the agreement with One Rock is public and you can share this information. As part of your day-to-day activities you may be privy to additional company information. As with all business information, it is confidential and should not be shared outside of the organization. If you have any questions about confidentiality, please check with your manager or your local HR representative.

What if I get questions from outside the company?

If you receive questions from outside of the company, including investors and media, please decline to respond and promptly refer them to: Ryan Flaim at Sharon Merrill Associates: 617-542-5300 or iphs@investorrelations.com.

I am a stockholder. How do I vote?

As required in the merger agreement, the Company will be filing a proxy statement with the U.S. Securities and Exchange Commission which will contain important information for stockholders regarding how to vote your shares. In the meantime, please refer to the Investor Relations section of our website for updated information about the status of the transaction, including all public statements regarding the acquisition and all Company securities filings.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company expects to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant materials concerning the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR

INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (http://www.innophos.com) under the tab “Investor Relations,” then under the heading “Financials” and then under “SEC Filings.” In addition, investors and stockholders may obtain free copies of these documents from the Company by directing a request to Investor Relations, Phone: 1-609-366-1204.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Information regarding the directors and executive officers of the Company is available in its definitive proxy statement for its 2019 annual meeting, filed with the SEC on April 8, 2019. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed transaction.

Forward-Looking Statements

This employee communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition of Innophos, stockholder approval and other closing conditions, the expected timetable for completing the proposed transaction and any other statements regarding Innophos’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of Innophos stockholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management’s time by transaction-related issues. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward-looking statements is contained in the Company’s most recently filed periodic reports and in other filings made by the Company with the SEC from time to time. Innophos cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements. Forward-looking statements speak only as of the date of the particular statement, and Innophos does not undertake to update any forward-looking statements contained herein.